
              -------------------------------------------------
[ Logo ]      SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                                                         [ PRODUCT NAME ]
              Retirement Products and Services [1-8##-###-####]
              P.O. Box [###]     Boston, MA   [#####] OR
              One Copley Place   Boston, MA  02116
              -------------------------------------------------

___________________________________________________________________________________________________________________________________
  A   PARTICIPANT/  Name * ________________________________________________________________________________________________________
            OWNER   Address________________________________________________________________________________________________________
                    City_________________________________________________________ State ________________________ Zip ______________
                    Date of Birth ____/_____/________ Social Security Number ___-__-_______________________ Gender  / / M   / / F
                  * IF A TRUST IS DESIGNATED AS PARTICIPANT/OWNER, A VERIFICATION OF TRUST FORM OR TRUST DOCUMENTS MUST ACCOMPANY
                    THIS APPLICATION.
___________________________________________________________________________________________________________________________________
  B     ANNUITANT   / / Same as above, or Name:____________________________________________________________________________________
                    Date of Birth ____/_____/________ Social Security Number ___-__-_______________________ Gender  / / M   / / F
     CO-ANNUITANT   Name __________________________________________________________________________________________________________
       (OPTIONAL)   Date of Birth ____/_____/________ Social Security Number ___-__-_______________________ Gender  / / M   / / F
___________________________________________________________________________________________________________________________________
  C          PLAN   / / Non-Qualified         / /  CRT (CRT WAIVER MUST ACCOMPANY THIS APPLICATION)
        SELECTION   / / IRA                   / /  IRA Transfer                                                / /  IRA Rollover
                    / / Roth IRA              / /  Roth IRA Rollover/Transfer
                    / / 403(b) Full           / /  403(b) Partial Transfer (BY CHECKING THIS BOX, PARTICIPANT/OWNER CERTIFIES THAT
                        Rollover/Transfer          THE FUNDS TRANSFERRED CONTINUE TO BE SUBJECT TO THE SAME OR MORE STRINGENT
                                                   DISTRIBUTION RESTRICTIONS AS PRIOR TO THE TRANSFER.)

                    / / Qualified Plan - TYPE ______________________________________ TRUSTEE  _____________________________________
___________________________________________________________________________________________________________________________________
D     BENEFICIARY                               Name                Relationship to Participant/Owner        Social Security Number
      INFORMATION   /X/ Primary                 __________________  ________________________________________ _____-_____-__________
                    / / Primary  / / Contingent __________________  ________________________________________ _____-_____-__________
                    / / Primary  / / Contingent __________________  ________________________________________ _____-_____-__________
                    / / Please check here if you are attaching additional Beneficiary information
                        BENEFICIARY DESIGNATIONS MUST BE CONSISTENT WITH YOUR APPLICABLE RETIREMENT PLAN. FOR NON-QUALIFIED
                        CONTRACTS, THE CONTRACT/CERTIFICATE MAY BE CONTINUED AFTER THE DEATH OF THE PARTICIPANT/OWNER IF THE
                        PARTICIPANT/OWNER'S SPOUSE IS THE BENEFICIARY; OTHERWISE, THE DEATH BENEFIT MUST BE DISTRIBUTED. UNLESS
                        SPECIFIED OTHERWISE, THE DEATH BENEFIT WILL BE DIVIDED EQUALLY AMONG ALL PRIMARY BENEFICIARIES WHO SURVIVE
                        THE PARTICIPANT/OWNER. IF NO PRIMARY BENEFICIARY SURVIVES THE PARTICIPANT/OWNER, THE DEATH BENEFIT WILL BE
                        DIVIDED EQUALLY AMONG ANY CONTINGENT BENEFICIARIES WHO SURVIVE THE PARTICIPANT/OWNER.
___________________________________________________________________________________________________________________________________
E    OPTIONAL DEATH
     BENEFIT RIDERS     (subject to state availability and age restrictions)
                        Optional death benefit riders may ONLY be chosen at time of application. Optional riders are offered as an enhancement to the basic Death Benefit described in the prospectus. If an optional rider is not elected, the basic Death Benefit will be paid to the beneficiary upon the death of a Participant/Owner. Optional
                        Death Benefit riders cannot be chosen if an Participant/Owner is age 80 or over at the time of application.
                        Once elected this option may not be changed.
                                 / /   Maximum Anniversary Value Rider
                                 / /   Earnings Enhancement Rider
                                 / /   5%  Premium Roll-up Rider
___________________________________________________________________________________________________________________________________
F          SPECIAL      (Transfer Company Information; Additional Beneficiaries; Annuity Commencement Date; Annuity Option
      INSTRUCTIONS       election, etc.)
                         __________________________________________________________________________________________________________
                         __________________________________________________________________________________________________________
                         __________________________________________________________________________________________________________
                         __________________________________________________________________________________________________________
                         __________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
G      REPLACEMENT      Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any other company? / / Yes / / No
                        If yes, please explain in Section F, SPECIAL INSTRUCTIONS and request replacement information from your
                        Registered Representative.
___________________________________________________________________________________________________________________________________
H         PURCHASE      Please indicate how you would like your Purchase Payment allocated and use whole percentages. Your
           PAYMENT      allocations should total 100%. This allocation will be used for future investments, unless otherwise
        ALLOCATION      specified.

                        INITIAL PURCHASE PAYMENT $__________________________ Minimum initial purchase payment $10,000.
                        Make check payable to SUN LIFE OF CANADA (U.S.). (Please estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
                        SUB-ACCOUNTS
       [     P          _______%                                                        _______%
             R          _______%                                                        _______%
             O          _______%                                                        _______%
             D          _______%                                                        _______%
             U          _______%                                                        _______%
             C          _______%                                                        _______%
             T          _______%                                                        _______%
___________________________________________________________________________________________________________________________________
                                                  PLEASE COMPLETE REVERSE SIDE
___________________________________________________________________________________________________________________________________
                        _______%                                                        _______%
                        _______%                                                        _______%]
                        _______%                                                        APPLY 60-DAY RATE HOLD

RCH-APP-00-1

                                                                                                                                  1


              -------------------------------------------------
[ Logo ]      SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                                             [ PRODUCT NAME ]
              Retirement Products and Services [1-8##-###-####]
              P.O. Box [###]     Boston, MA   [#####] OR
              One Copley Place   Boston, MA  02116
              -------------------------------------------------
                                    _______%                                                  / /  Yes    / /  No
             N                      _______%                                                  ESTIMATED DOLLAR AMOUNT
             A                      _______%                                                  $____________________________________
             M                      _______%                                                  NOTE:  A RATE HOLD IS IRREVOCABLE AND
             E     ]                _______%                                                  IS ONLY AVAILABLE FOR 1035 EXCHANGES
                                                                                              AND DIRECT TRUSTEE-TO-TRUSTEE
                                                                                              TRANSFERS.
___________________________________________________________________________________________________________________________________
I     ACCEPTANCE        I hereby represent that my answers to the questions on this Application are correct and true to the best of my knowledge and belief. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT/CERTIFICATE WHEN BASED ON THE
                        INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. PAYMENTS
                        AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, THE OPERATION OF
                        WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE. I have read the applicable fraud warning for my state listed below. I acknowledge receipt of current product and fund prospectuses.
                        _______________________________________________________    ________________________________________________
                        Signature of Participant/Owner                             Date
                        _____________________________________________________________________     _________________________________
                        SIGNED AT                                                City             State
___________________________________________________________________________________________________________________________________
J     REGISTERED        Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any other
  REPRESENTATIVE        company? / / Yes / / No
                        If YES, please explain in Section F, SPECIAL INSTRUCTIONS and complete replacement forms where applicable.
                        Signature of Registered                                     Print name of Registered Representative
                        Representative                    ______________________                                ___________________
                        Broker/Dealer                     ______________________    Branch Office Address       ___________________
                        Telephone                         ______________________    City _________________ State___ Zip____________
                        / / Option A    / / Option B    / / Option C                Broker/Dealer Account #  ______________________
___________________________________________________________________________________________________________________________________
 FRAUD  WARNINGS
                        For  applicants in: ARKANSAS, KENTUCKY, MAINE, NEW MEXICO, OHIO AND PENNSYLVANIA:
                             ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN
                             APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR
                             CONCEALS, FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A
                             FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

                        For  applicants in NEW JERSEY:
                             ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY
                             IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

                        For applicants in the DISTRICT OF COLUMBIA
                             "WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR PURPOSES OF
                             DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IT ADDITION,
                             AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED
                             BY THE APPLICANT."

                        For applicants in COLORADO:
                             IT IN UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN
                             INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY
                             INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF
                             AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A
                             POLICY HOLDER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL
                             BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

1                      For applicants in FLORIDA:
                             ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT
                             OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A
                             FELONY OF THE THIRD DEGREE.
                             AGENT'S FLORIDA LICENSE ID NUMBER:____________________________________________________________________

RCH-APP-00-1

                                                                                                                                  2